SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2003

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12244	33-0160389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1120 Avenue of the Americas, 12th Floor New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(212) 869-3000

Not applicable
(Former name or former address, if changed since last report)

Item 7.                                   Financial Statements and Exhibits

(c)          Exhibits.

Exhibit Number	Description

99.1	New Plan Excel Realty Trust, Inc. Earnings Press Release dated August 7, 2003

99.2	New Plan Excel Realty Trust, Inc. Second Quarter Supplemental Disclosure

99.3	New Plan Excel Realty Trust, Inc. Portfolio Assessment concerning Physical Characteristics and Market Analysis as of June 30, 2003

Item 9.                                   Regulation FD Disclosure

A copy of the Company’s Portfolio Assessment concerning Physical Characteristics and Market Analysis as of June 30, 2003 is furnished as Exhibit 99.3 to this report on Form 8-K.

Item 12.                            Results of Operations and Financial Condition

On August 7, 2003, New Plan Excel Realty Trust, Inc. (the “Company”) announced its consolidated financial results for the quarter ended June 30, 2003.  A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of the Company’s Second Quarter Supplemental Disclosure is furnished as Exhibit 99.2 to this report on Form 8-K.  The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: August 7, 2003	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	New Plan Excel Realty Trust, Inc. Earnings Press Release dated August 7, 2003

99.2	New Plan Excel Realty Trust, Inc. Second Quarter Supplemental Disclosure

99.3	New Plan Excel Realty Trust, Inc. Portfolio Assessment concerning Physical Characteristics and Market Analysis as of June 30, 2003